SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2004

Safeguard Scientifics, Inc.

(Exact name of Registrant as Specified in Charter)

Pennsylvania	1-5620	23-1609753

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA	19087-1945

(Address of principal executive offices)	Zip Code

         Registrant’s telephone, including area code: (610) 293-0600

N/A

(Former name and former address, if changed since last report)

ITEM 5. OTHER EVENTS

     On May 27, 2004, CompuCom Systems, Inc. (“CompuCom”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CHR Holding Corporation and CHR Merger Corporation, providing that, upon satisfaction of the conditions described in the Merger Agreement, at the effective time of the merger, CHR Merger Corporation would be merged into CompuCom (the “Merger”), each outstanding share of CompuCom’s common stock would be converted into the right to receive $4.60 in cash, without interest, and each outstanding share of CompuCom’s preferred stock would be converted into the right to receive $10.00 in cash plus accrued and unpaid dividends, without interest. Safeguard currently owns 24,540,881 shares of CompuCom common stock and 1,500,000 shares of CompuCom series B convertible preferred stock. If consummated, the Merger would result in the disposition of Safeguard’s entire interest in CompuCom.

     The unaudited pro forma condensed consolidated financial information as of March 31, 2004 and for the three months ended March 31, 2004 and 2003 and the years ended December 31, 2003, 2002 and 2001 presented in this Current Report on Form 8-K gives effect to the consummation of the disposition of Safeguard’s CompuCom shares in the Merger. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2004 and 2003 and the unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2003, 2002 and 2001 assume that the disposition of Safeguard’s CompuCom shares in the Merger occurred on January 1, 2001. The unaudited pro forma condensed consolidated financial statements give effect to events that are directly attributable to the proposed disposition. Explanations for these adjustments are included in the notes accompanying the unaudited pro forma condensed consolidated balance sheet and income statements.

     Safeguard’s unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of Safeguard and the information contained in Safeguard’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Safeguard’s Annual Report on Form 10-K for the year ended December 31, 2003 and Quarterly Report on Form 10-Q for the three-month period ended March 31, 2004. The unaudited pro forma condensed consolidated financial data should not be construed to be indicative of Safeguard’s financial condition or results of operations had the proposed disposition described above been completed on the dates assumed and are not intended to project Safeguard’s financial condition on any future date or Safeguard’s results of operations for any future period.

     In addition to the approval of Safeguard’s shareholders, the consummation of the Merger is subject to other conditions, including CHR Holding Corporation obtaining financing to fund a portion of the merger consideration and the satisfaction of certain minimum working capital targets as of the close of business on the business day immediately preceding the closing date. There can be no guarantee that these conditions will be satisfied and the Merger will be consummated. If the Merger is not consummated, Safeguard will continue to hold its ownership interest in CompuCom and consolidate CompuCom’s results of operations for the purposes of its financial statements.

SAFEGUARD SCIENTIFICS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

March 31, 2004

	As Reported				Pro Forma
	March 31,	Deconsolidate	Proposed		March 31,
	2004	CompuCom(1)	Transaction		2004

	(In thousands)
Current Assets
Cash and cash equivalents	$284,441	$(89,565)	$107,413	(2)	$302,289
Restricted cash	1,069	—	—		1,069
Short term investments	6,985	—	3,800	(2)	10,785
Trading securities	2,297	—	—		2,297
Accounts receivable, net	173,273	(141,404)	—		31,869
Inventories	28,524	(28,335)	—		189
Income tax receivable	—	—	—		—
Prepaid expenses and other current assets	13,535	(4,731)	—		8,804
Asset held for sale	—	147,464	(147,464	)(1)	—

Total current assets	510,124	(116,571)	(36,251)		357,302
Property and equipment, net	34,488	(18,973)	—		15,515
Ownership interests and advances to companies	49,826	—	—		49,826
Intangible assets, net	13,222	(3,912)	—		9,310
Goodwill	195,999	(104,884)	—		91,115
Note receivable — related party	11,486	—	—		11,486
Other	12,098	(625)	15,900	(2)	27,373

Total assets	$827,243	$(244,965)	$(20,351)		$561,927

Current Liabilities
Current maturities of long-term debt	$12,364	—	—		$12,364
Current convertible subordinated notes	17,600	—	95,900	(4)	113,500
Other current liabilities	154,905	(113,975)	268	(5)	41,198

Total current liabilities	184,869	(113,975)	96,168		167,062
Long-term debt	2,084	—	—		2,084
Minority interest	145,338	(128,512)	—		16,826
Other long-term liabilities	15,755	(2,478)	—		13,277
Convertible Subordinated Notes	95,900	—	(95,900	)(4)	—
Convertible Senior Debentures	150,000	—	—		150,000
Shareholders’ equity	233,297	—	(20,619	)(3)(5)(6)	212,678

Total liabilities and shareholders’ equity	$827,243	$(244,965)	$(20,351)		$561,927

The notes to the unaudited pro forma condensed consolidated balance sheet are an integral part of this statement.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

      1. CompuCom

      The pro forma condensed consolidated balance sheet gives effect to the proposed CompuCom merger assuming the CompuCom merger occurred on March 31, 2004.

      2. Proposed Transaction

      The proposed transaction assumes the following for Safeguard Scientifics, Inc. (in thousands):

Gross proceeds	$127,888
Receipt of accrued and unpaid dividends from CompuCom	225
Transaction costs	(1,000)
2024 Debenture interest escrow — current	(3,800)
2024 Debenture interest escrow — non-current	(15,900)

Net adjustment to cash	107,413
2006 Notes retirement	(54,763)

Net cash proceeds	$52,650

      The $127,888,000 of gross cash proceeds to be received by Safeguard in connection with the CompuCom merger does not include any proceeds to be paid to Safeguard as a result of CompuCom shares pledged as collateral in connection with the loan made by Safeguard to Warren V. Musser.

      3. Use of Proceeds

      The pro forma condensed consolidated balance sheet assumes for the purpose of this presentation that the net sales proceeds of $52,650,000 from the proposed sale of CompuCom will be deposited into a bank account and are presumed to be non-interest bearing cash for the pro forma statements of operations.

      4. Debt

      The pro forma condensed consolidated balance sheet reflects the reclassification of $41.1 million of convertible subordinated notes due 2006 that were repurchased on May 14, 2004 and $54.8 million to be repurchased using proceeds from the proposed CompuCom merger to a current liability.

      5. Compensation Charge

      The pro forma condensed consolidated balance sheet assumes the acceleration of certain deferred stock units ($1.4 million) and payment of employee bonuses ($0.3 million) are recorded in liabilities and stockholders’ equity, as applicable, and are not presented in the pro forma statements of operations.

      6. Impairment and Gain (Loss) on Sale

      The pro forma condensed consolidated balance sheet assumes that Safeguard will record an estimated impairment charge of approximately $21 million in the second quarter of 2004 to reduce the goodwill related to CompuCom to its estimated fair value. This amount is an estimate and may change significantly depending on changes to Safeguard’s carrying value in CompuCom due to CompuCom’s operating results for the second quarter of 2004 and issuances of stock by CompuCom in the second quarter of 2004. This amount may also change significantly for estimates as to the fair value of CompuCom’s assets and liabilities, and for changes in the estimated net proceeds. This charge was determined by allocating the fair value of CompuCom to its assets and liabilities in a manner similar to that used in a purchase business combination. The fair value of the net assets, including intangible assets, is deducted from the total fair value to determine the implied fair value of goodwill. The impairment charge is equal to the amount by which the implied fair value of the goodwill exceeded the carrying value. Upon the closing of the transaction, Safeguard will record a gain or loss based upon the difference between the carrying value and the net proceeds ultimately received. For purposes of this pro forma balance sheet, Safeguard has assumed that the net impact to equity will be the difference between the March 31, 2004 carrying value and the estimated proceeds of $127 million ($128 million gross proceeds less $1 million in estimated transaction costs).

SAFEGUARD SCIENTIFICS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For The Three Months Ended March 31, 2004

			Adjustments
	As Reported	Deconsolidate	and	Pro Forma
	March 31,	CompuCom	Eliminations	March 31,
	2004	(1, 2)	(1, 2)	2004

	(In thousands except per share amounts)
Revenue	$338,664	$(299,672)	—	$38,992

Operating expenses
Cost of sales	283,460	(259,909)	—	23,551
Selling and service	34,694	(20,933)	—	13,761
General and administrative	24,309	(12,622)	—	11,687
Depreciation and amortization	6,843	(3,414)	—	3,429

Total operating expenses	349,306	(296,878)	—	52,428

	(10,642)	(2,794)	—	(13,436)
Other income, net	10,479	—	—	10,479
Interest income	635	(183)	—	452
Interest and financing expense	(3,298)	120	—	(3,178)

Loss before income taxes, minority interest and equity loss	(2,826)	(2,857)	—	(5,683)
Income tax expense (benefit)	(768)	728	—	(40)
Minority interest	1,334	1,037	—	2,371
Equity loss	(2,374)	—	—	(2,374)

Net loss from continuing operations	$(4,634)	$(1,092)	—	$(5,726)

Basic loss per share	$(0.04)			$(0.05)
Diluted loss per share	$(0.04)			$(0.05)
Net income (loss) to common stock	$(4,634)			$(5,726)

The notes to the unaudited pro forma condensed consolidated statements of operations are an integral part of this statement.

SAFEGUARD SCIENTIFICS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For The Three Months Ended March 31, 2003

			Adjustments
	As Reported	Deconsolidate	and	Pro Forma
	March 31,	CompuCom	Eliminations	March 31,
	2003	(1, 2)	(1, 2)	2003

	(In thousands except per share amounts)
Revenue	$370,699	$(330,297)	—	$40,402

Operating expenses
Cost of sales	309,132	(285,627)	—	23,505
Selling and service	34,296	(19,910)	—	14,386
General and administrative	30,626	(14,935)	—	15,691
Depreciation and amortization	7,878	(4,180)	—	3,698

Total operating expenses	381,932	(324,652)	—	57,280

	(11,233)	(5,645)	—	(16,878)
Other income, net	4,191	—	—	4,191
Impairment-related party	(659)	—	—	(659)
Interest income	1,032	(318)	—	714
Interest and financing expense	(3,444)	403	—	(3,041)

Loss before income taxes, minority interest and equity loss	(10,113)	(5,560)	—	(15,673)
Income tax expense (benefit)	(1,392)	1,387	—	(5)
Minority interest	(10)	2,114	—	2,104
Equity loss	(4,024)	—	—	(4,024)

Net loss from continuing operations	$(15,539)	$(2,059)	—	$(17,598)

Basic loss per share	$(0.13)			$(0.15)
Diluted loss per share	$(0.14)			$(0.15)
Net loss to common stock	$(15,539)			$(17,598)

The notes to the unaudited pro forma condensed consolidated statements of operations are an integral part of this statement.

SAFEGUARD SCIENTIFICS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

December 31, 2003

			Adjustments
	As Reported	Deconsolidate	and	Pro Forma
	December 31,	CompuCom	Eliminations	December 31,
	2003	(1, 2)	(1, 2)	2003

	(In thousands except per share amounts)
Revenue	$1,622,558	$(1,455,120)	—	$167,438

Operating expenses
Cost of sales	1,376,526	(1,280,822)	—	95,704
Selling and service	133,322	(78,353)	—	54,969
General and administrative	111,215	(58,718)	—	52,497
Depreciation and amortization	32,756	(15,458)	—	17,298
Impairment	15,968	—	—	15,968

Total operating expenses	1,669,787	(1,433,351)	—	236,436

	(47,229)	(21,769)	—	(68,998)
Other income, net	48,930	—	—	48,930
Impairment-related party	(659)	—	—	(659)
Interest income	3,311	(1,114)	—	2,197
Interest and financing expense	(13,568)	1,395	—	(12,173)

Loss before income taxes, minority interest and equity loss	(9,215)	(21,488)	—	(30,703)
Income tax expense (benefit)	(5,400)	5,191	—	(209)
Minority interest	(1,537)	8,291	—	6,754
Equity loss	(17,179)	—	—	(17,179)

Net loss from continuing operations	$(33,331)	$(8,006)	—	$(41,337)

Basic loss per share	$(0.28)			$(0.35)
Diluted loss per share	$(0.30)			$(0.35)
Net loss to common stock	$(33,331)			$(41,337)

The notes to the unaudited pro forma condensed consolidated statements of operations are an integral part of this statement.

SAFEGUARD SCIENTIFICS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

December 31, 2002

			Adjustments
	As Reported	Deconsolidate	and	Pro Forma
	December 31,	CompuCom	Eliminations	December 31,
	2002	(1, 2)	(1, 2)	2002

	(In thousands except per share amounts)
Revenue	$1,685,554	$(1,571,078)	—	$114,476

Operating expenses
Cost of sales	1,410,689	(1,364,687)	—	46,002
Selling and service	130,717	(87,631)	—	43,086
General and administrative	141,501	(69,462)	—	72,039
Depreciation and amortization	32,882	(18,232)	—	14,650
Impairment	6,575	—	—	6,575

Total operating expenses	1,722,364	(1,540,012)	—	182,352

	(36,810)	(31,066)	—	(67,876)
Other loss, net	(5,149)	—	—	(5,149)
Impairment-related party	(11,434)	—	—	(11,434)
Interest income	8,260	(1,947)	—	6,313
Interest and financing expense	(24,085)	2,424	—	(21,661)

Loss before income taxes, minority interest and equity loss	(69,218)	(30,589)	—	(99,807)
Income tax expense (benefit)	(7,418)	7,372	—	(46)
Minority interest	(1,453)	11,625	—	10,172
Equity loss	(51,004)	—	—	(51,004)

Net loss from continuing operations	$(129,093)	$(11,592)	—	$(140,685)

Basic loss per share	$(1.10)			$(1.19)
Diluted loss per share	$(1.12)			$(1.20)
Net loss to common stock	$(129,093)			$(140,685)

The notes to the unaudited pro forma condensed consolidated statements of operations are an integral part of this statement.

SAFEGUARD SCIENTIFICS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

December 31, 2001

			Adjustments
	As Reported	Deconsolidate	and	Pro Forma
	December 31,	CompuCom	Eliminations	December 31,
	2001	(1, 2)	(1, 2)	2001

	(In thousands except per share amounts)
Revenue	$1,925,668	$(1,814,763)	—	$110,905

Operating expenses
Cost of sales	1,617,401	(1,571,507)	—	45,894
Selling and service	144,047	(119,729)	—	24,318
General and administrative	171,006	(86,590)	—	84,416
Depreciation and amortization	40,748	(24,109)	—	16,639

Total operating expenses	1,973,202	(1,801,935)	—	171,267

	(47,534)	(12,828)	—	(60,362)
Other loss, net	(41,332)	—	—	(41,332)
Interest income	16,443	—	—	16,443
Interest and financing expense	(34,238)	3,308	—	(30,930)

Loss before income taxes, minority interest and equity loss	(106,661)	(9,520)	—	(116,181)
Income tax expense (benefit)	6,842	2,885	—	9,727
Minority interest	(3,334)	3,891	—	557
Equity loss	(395,947)	—	—	(395,947)

Net loss from continuing operations	$(499,100)	$(2,744)	—	$(501,844)

Basic loss per share	$(4.26)			$(4.28)
Diluted loss per share	$(4.27)			$(4.28)
Net loss to common stock	$(499,100)			$(501,844)

The notes to the unaudited pro forma condensed consolidated statements of operations are an integral part of this statement.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED STATEMENTS OF OPERATIONS

      1. CompuCom

      The pro forma condensed consolidated statements of operations give effect to the proposed CompuCom merger assuming the CompuCom merger occurred on January 1, 2001.

      2. Safeguard will record an estimated impairment charge of approximately $21 million in the second quarter of 2004 to reduce the goodwill related to CompuCom to its estimated fair value. In addition, when the transaction is consummated, Safeguard will record $1.4 million of expense related to the acceleration of certain deferred stock units and $0.3 million of expense related to employee bonuses. Safeguard will also record a gain or loss based upon the difference between the carrying value and the net proceeds ultimately received. These amounts are not reflected in the unaudited pro forma condensed consolidated statements of operations above.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEGUARD SCIENTIFICS, INC.

Date: July 15, 2004	By:	CHRISTOPHER J. DAVIS

Christopher J. Davis
Executive Vice President and Chief Administrative and Financial Officer